UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2005
GREENE COUNTY BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

100 North Main Street
Greeneville, Tennessee	37743-4992
(Address of Principal Executive Offices)	(Zip Code)
(423) 639-5111
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On October 7, 2005, Greene County Bank (the “Bank”), a wholly-owned bank subsidiary of Greene County Bancshares, Inc. (the “Company”), completed the purchase of substantially all of the assets of five branches located in Clarksville, Tennessee (the “Branches”) from Old National Bank, a national banking association having its principal place of business in Evansville, Indiana (“Old National”), pursuant to the terms of the Branch Purchase and Assumption Agreement (the “Purchase Agreement”), dated as of July 20, 2005, by and between the Bank and Old National. Pursuant to the terms of the Purchase Agreement, the Bank assumed approximately $173 million of deposit liabilities and acquired approximately $115 million of loans. The Bank also acquired four parcels of real property on which the Branches are located and substantially all of the assets used in the operation of the Branches and assumed certain of the liabilities related to the operation of the Branches, including Old National’s obligations under a lease for one of the Branches. Because the value of the deposit liabilities assumed by the Bank exceeded the sum of the value of the assets acquired, the amount of the vault, teller and ATM cash, the amount paid for the transfer of Old National’s securities business and the deposit premium paid by the Bank for the deposits, the Bank received a payment of approximately $30.7 million from Old National at the closing. This amount is subject to adjustment within thirty (30) days following the closing in the manner provided for in the Purchase Agreement.
Item 9.01. Financial Statements and Exhibits
(a)	Financial statements for the Branches are not required pursuant to Rule 3-05(b)(2)(i) of Regulation S-X.

(b)	Pro forma financial information for the acquisition of the Branches is not required pursuant to Article 11 of Regulation S-X.

(c)	Exhibits

2.1
Branch Purchase and Assumption Agreement dated as of July 20, 2005 by and between Greene County Bank and Old National Bank (pursuant to Item 601(b)(2) of Regulation S-K the schedules and exhibits to this agreement have been omitted from this filing) — incorporated herein by reference to the Company’s Pre-effective Amendment No. 1 to Registration Statement on Form S-3 filed on September 9, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCSHARES, INC.
By:	/s/ R. Stan Puckett
R. Stan Puckett
Chairman of the Board and Chief Executive Officer (Duly Authorized Representative)

Date: October 11, 2005

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EXHIBIT INDEX

Exhibit
No.	Description
2.1
Branch Purchase and Assumption Agreement dated as of July 20, 2005 by and between Greene County Bank and Old National Bank (pursuant to Item 601(b)(2) of Regulation S-K the schedules and exhibits to this agreement have been omitted from this filing) — incorporated herein by reference to the Company’s Pre-effective Amendment No. 1 to Registration Statement on Form S-3 filed on September 9, 2005.

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